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                                                                      Exhibit 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-55978) of The Hanover Compressor Company of our report dated June 30, 2003 relating to the financial statements of The Hanover Companies Retirement Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

Houston, Texas
June 30, 2003